Exhibit 99.1

FOR IMMEDIATE RELEASE

RCS Capital Corporation Sets Third Quarter 2014 Earnings Release Date and Webcast

NEW YORK, October 22, 2014 -- RCS Capital Corporation (“RCAP”) (NYSE: RCAP), announced today that it will release its financial results for the third quarter of 2014 on Thursday, November 13, 2014 prior to the opening of the market.

RCAP will host an earnings conference call reviewing these results and its operations the same day on Thursday, November 13, 2014, beginning at 11:00 a.m. E.T. The call will be conducted by Michael Weil, Chief Executive Officer of RCAP, Brian D. Jones, Chief Financial Officer of RCAP, Larry Roth, Chief Executive Officer of Cetera Financial Group, Bill Dwyer, Chief Executive Officer of Realty Capital Securities, LLC, and Brian Nygaard, Chief Operating Officer of RCAP.

Dial-in instructions for the conference call and the replay are outlined below. This conference call will also be broadcast live over the Internet and can be accessed by all interested parties through the RCAP website, www.rcscapital.com, in the “Investor Relations” section. To listen to the live call, please go to RCAP’s “Investor Relations” section of the website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available shortly after the call on the RCAP website.

Conference Call Details

Live Call

Dial In (Toll Free): 1-888-317-6003

International Dial In (Toll Free): 1-412-317-6061

Canada Dial In (Toll Free): 1-866-284-3684

Participant Elite Entry Number: 6827861

Conference Replay*

US Dial In (Toll Free): 1-877-344-7529

International Dial In (Toll Free): 1-412-317-0088

Canada Dial In (Toll Free): 1-855-669-9658

Conference Number: 10054915

*Available one hour after the end of the conference call through February 12, 2015 at 9:00 a.m. E.T.

About RCAP

RCS Capital Corporation (NYSE: RCAP) is a full-service investment firm expressly focused on the individual retail investor. With operating subsidiaries including retail advice services, wholesale distribution, investment banking, capital markets, investment research, investment management and crowdfunding, RCAP’s business is designed to capitalize, support, grow and maximize value for the investment programs it distributes and the independent advisors and clients it serves. Additional information about RCAP can be found on its website at www.rcscapital.com. RCAP may disseminate information about itself, including the results of its operations and financial information, via social media platforms such as Facebook, LinkedIn and Twitter.

Important Notice

The statements in this press release include statements regarding the intent, belief or current expectations of RCAP and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “look forward” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements due to certain factors, including RCAP’s ability to integrate businesses acquired in recent and pending acquisitions into its existing businesses. Additional factors that may affect future results are contained in RCAP’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Media Inquiries:	Investor Inquiries:
Anthony J. DeFazio SVP of Public Relations DDCworks tdefazio@ddcworks.com (484) 342-3600	Andrew G. Backman Managing Director Investor Relations and Public Relations RCS Capital Corporation ABackman@rcscapital.com (917) 475-2135	Brian D. Jones Chief Financial Officer RCS Capital Corporation BJones@rcscapital.com (646) 937-6903